Filed under Rule 497(k)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2013

The following change is effective January 1, 2014:

Davis Venture Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to Davis Selected Advisers, L.P. d/b/a Davis Advisors (“Davis”), the portfolio management disclosure pertaining to Mr. Kenneth C. Feinberg is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Danton Goei	2014	Portfolio Manager

Please retain this supplement for future reference.

Date: January 2, 2014